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                                                                   EXHIBIT 10.12

                                                 [PANOLAM INDUSTRIES LETTERHEAD]

[LOGO]

                                 June 24, 1999


Credit Suisse First Boston Canada, as Administrative Agent for the Lenders party to the Credit Agreement referred to below
1 First Canadian Place
30th Floor
Toronto, Ontario, M5X 1C9
Att: Syndications Agency


RE: PERMANENT REDUCTION OF THE REVOLVING LOAN FACILITY

This notice is given in accordance with Section 2.04(b) of the Credit
Agreement, dated as of February 18, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement" the
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terms defined therein being used herein as therein defined), among PANOLAM
INDUSTRIES LTD., (the "Borrower"), the other Loan Parties signatory thereto, the
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financial institutions and other entities party thereto as Lenders, CREDIT
SUISSE FIRST BOSTON CANADA, for itself as an Initial Lender as Administrative Agent, and ROYAL BANK OF CANADA, for itself as an Initial Lender and as Documentation Agent.

We have opted to reduce the above facility from $15,000,000 to $8,000,000 effective June 30, 1999. In addition, please also reduce the Swing Line Commitment from $5,000,000 to $3,200,000.



                             PANOLAM INDUSTRIES HOLDINGS, INC.

                                 /s/ Sara Foster
                            By:________________________________
                               Name: Sara Foster
                               Title: Director of Finance